Exhibit 99.1
DEARBORN BANCORP REPORTS FOURTH QUARTER EARNINGS
     DEARBORN, Michigan, January 19, 2010 ... Dearborn Bancorp, Inc. (Nasdaq: DEAR), the Holding Company for Fidelity Bank, today reported net income of $4,194,000 or $0.55 per fully diluted common share for the three months ended December 31, 2009 compared to a net loss of $29,407,000 or $(3.77) per share for the three months ended December 31, 2008. For the year ended December 31, 2009, the Company had a net loss of $51,175,000 or $(6.69) per share compared to a net loss of $31,925,000 or $(3.99) per share for the same period in 2008. Fourth quarter earnings were sufficient to return the Bank to an “adequately capitalized” category under regulatory guidelines for risk based capital. On December 31, 2009, the common stock of the Company had a tangible book value of $6.79 compared to a $0.46 closing price.
     On November 6, 2009, President Obama signed into law H.R. 3548: Worker, Home Ownership and Business Assistance Act of 2009. This legislation has extended the Net Operating Loss (NOL) carryback period for federal income tax from two years to five years for either 2008 or 2009 NOLs. As a result of this legislation, the Company recorded a $5,451,000 one time federal income tax benefit during the fourth quarter of 2009.
     At December 31, 2009, the Company’s total assets were $996,486,000, representing a decline of 11.1 percent over the preceding 12 months. Total deposits decreased 7.5 percent over the previous year and stood at $867,955,000 when the fourth quarter ended. Total loans were $833,136,000 on December 31, 2009, 10.7 percent less than they had been on the same date in 2008. Strong emphasis is being placed on collection and maintenance of the existing loan portfolio and new lending has been curtailed. The balance sheet has continued to right-size throughout the year to conserve capital.
     Michael J. Ross, President and Chief Executive Officer of both the Company and the Bank, announced the financial results and commented, “During the fourth quarter, charge-offs were $5.6 million, primarily due to the declines in the value of collateral securing previously classified loans. Our provision for loan losses was $2.3 million for the fourth quarter and our allowance for loan losses now stands at $25.1 million, or 3.02% of loans. The carrying value of other real estate owned was written down by $267,000 and defaulted loan expense including taxes, insurance, maintenance and legal was $1.1 million during the quarter.”
     Ross continued, “Dearborn Bancorp, Inc. has pursued a scrubbing of its balance sheet over the last year. As of December 31, 2009 all Goodwill and all Intangible Assets have been written off. A valuation allowance has been placed on the entire Deferred Tax Asset balance. Charge-offs of $30.2 million have been recorded in 2009 to recognize the decrease in current value of collateral related to classified loans. Our primary concerns for 2010 include the Michigan economy, credit quality, and the stability or improvement of the underlying collateral values in the loan portfolio.”

     Dearborn Bancorp, Inc. is a registered bank holding company. Its sole banking subsidiary is Fidelity Bank. The Bank operates 17 offices in Wayne, Oakland, Macomb and Washtenaw Counties in the State of Michigan. Its common shares trade on the Nasdaq Global Market under the symbol DEAR.
CONTACT: Michael J. Ross, President & CEO, at (313) 565-5700 or Jeffrey L. Karafa, CFO, at (313) 381-3200.
Forward-Looking Statements
This press release contains forward-looking statements (within the meaning of the Private Securities Litigation Reform Act of 1995) that are based on current expectations. Words such as “anticipates,” “believes,” “estimates,” “expects,” “forecasts,” “intends,” “is likely,” “plans,” “projects,” variations of such words and similar expressions are intended to identify such forward-looking statements. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions (“Future Factors”) that are difficult to predict with regard to timing, extent, likelihood and degree of occurrence. Actual results and outcomes may materially differ from what is expressed in forward-looking statements. Dearborn Bancorp undertakes no obligation to update, amend or clarify forward-looking statements, whether as a result of new information, future events (whether anticipated or unanticipated), or otherwise.
Future Factors include changes in interest rates and interest rate relationships; demand for products and services; the degree of competition by traditional and non-traditional competitors; changes in banking regulation; changes in tax laws; changes in prices, levies and assessments; the impact of technological advances; governmental and regulatory policy changes; the outcomes of contingencies, trends in customer behavior as well as their ability to repay loans; actions by bank regulators; availability of capital; changes in local real estate values; changes in the national and local economy; and other factors, including risk factors disclosed from time to time in filings made by Dearborn Bancorp with the Securities and Exchange Commission. These are representative of the Future Factors and could cause a difference between an ultimate actual outcome and a preceding forward-looking statement.

DEARBORN BANCORP, INC. AND SUBSIDIARY
CONDENSED CONSOLIDATED BALANCE SHEETS (unaudited)

(Dollars, in thousands)	12/31/09	12/31/08
ASSETS
Cash and cash equivalents
Cash and due from banks	$7,803	$11,671
Federal funds sold	156	4,455
Interest bearing deposits with banks	69,538	36,876

Total cash and cash equivalents	77,497	53,002

Mortgage loans held for sale	1,129	1,834
Securities, available for sale	45,964	84,148
Securities, held to maturity	336	—
Federal Home Loan Bank stock	3,698	3,614
Loans
Loans	833,136	933,269
Allowance for loan loss	(25,125)	(14,452)

Net loans	808,011	918,817

Premises and equipment, net	20,194	21,272
Real estate owned	23,435	9,657
Other intangible assets	—	4,592
Accrued interest receivable	3,562	3,499
Other assets	12,660	21,483

Total assets	$996,486	$1,121,918

LIABILITIES
Deposits
Non-interest bearing deposits	$83,873	$81,317
Interest bearing deposits	784,082	857,078

Total deposits	867,955	938,395

Other liabilities
Securities sold under agreements to repurchase	—	2,461
Federal Home Loan Bank advances	63,855	65,019
Accrued interest payable	1,046	1,695
Other liabilities	1,685	1,037
Subordinated debentures	10,000	10,000

Total liabilities	944,541	1,018,607

STOCKHOLDERS’ EQUITY
Common stock - 20,000,000 shares authorized, 7,687,470 and 7,696,204 shares outstanding on 2009 and 2008, respectively	131,929	131,784
Accumulated deficit	(79,849)	(28,675)
Accumulated other comprehensive income (loss)	(135)	202

Total stockholders’ equity	51,945	103,311

Total liabilities and stockholders’ equity	$996,486	$1,121,918

DEARBORN BANCORP, INC. AND SUBSIDIARY
CONDENSED CONSOLIDATED STATEMENTS OF INCOME (unaudited)

	Three Months Ended		Twelve Months Ended
(In thousands, except share and per share data)	12/31/09	12/31/08	12/31/09	12/31/08
Interest income
Interest on loans, including fees	$13,042	$14,623	$53,273	$60,533
Interest on securities, available for sale	122	149	589	464
Interest on federal funds	3	27	17	43
Interest on deposits with banks	101	40	374	86

Total interest income	13,268	14,839	54,253	61,126

Interest expense
Interest on deposits	4,731	6,440	20,993	25,106
Interest on other borrowings	440	635	1,963	3,149
Interest on subordinated debentures	91	220	411	740

Total interest expense	5,262	7,295	23,367	28,995

Net interest income	8,006	7,544	30,886	32,131
Provision for loan losses	2,341	4,884	40,863	14,606

Net interest income (loss) after provision for loan losses	5,665	2,660	(9,977)	17,525

Non-interest income
Service charges on deposit accounts	381	392	1,499	1,538
Fees for other services to customers	31	39	126	128
Gain on the sale of loans	99	—	352	165
Write-down of real estate	(267)	(1,783)	(2,766)	(2,292)
Gain (loss) on the sale of real estate	18	(25)	(139)	(745)
Gain (loss) on the sale of securities	25	8	490	17
Write-down of securities	(26)	—	(413)	—
Write-down of other assets	—	—	(100)	—
Other income	113	64	482	259

Total non-interest income	374	(1,305)	(469)	(930)

Non-interest expenses
Salaries and employee benefits	3,317	3,236	12,974	13,142
Occupancy and equipment expense	870	981	3,623	3,752
Intangible expense	—	39,601	4,592	40,569
FDIC Assessment	990	174	2,843	696
Advertising and marketing	60	158	237	550
Stationery and supplies	89	185	429	592
Professional services	209	337	807	1,063
Data processing	220	246	905	848
Defaulted loan expense	1,110	649	4,624	2,078
Other operating expenses	431	462	1,686	1,717

Total non-interest expenses	7,296	46,029	32,720	65,007

Loss before income tax provision	(1,257)	(44,674)	(43,166)	(48,412)
Income tax expense (benefit)	(5,451)	(15,267)	8,009	(16,487)

Net income	$4,194	$(29,407)	$(51,175)	$(31,925)

Per share data:
Net loss — basic	$0.55	$(3.77)	$(6.69)	$(3.99)
Net loss — diluted	$0.55	$(3.77)	$(6.69)	$(3.99)

Weighted average number of shares outstanding — basic	7,645,940	7,796,354	7,645,076	8,007,345
Weighted average number of shares outstanding — diluted	7,645,940	7,796,354	7,645,076	8,007,345

DEARBORN BANCORP, INC. AND SUBSIDIARY
ASSET QUALITY DATA

(Dollars, in thousands)	12/31/2009	9/30/2009	6/30/2009	3/31/2009	12/31/2008
Troubled debt restructuring	$54,811	$45,634	$46,714	$19,506	$17,765
Loans over 90 days past due and still accruing	—	—	—	—	450
Non-accrual loans	49,341	58,866	57,610	55,148	51,708

Total non-performing loans	104,152	104,500	104,324	74,654	69,923
Other real estate and other repossessed assets	23,435	15,472	17,434	14,624	9,657

Total non-performing assets	$127,587	$119,972	$121,758	$89,278	$79,580

Net charge-offs (year to date)	$30,190	$24,600	$16,367	$6,547	$10,771
Allowance for loan losses	25,125	28,373	22,422	18,632	14,452
ASSET QUALITY RATIOS

	12/31/2009	9/30/2009	6/30/2009	3/31/2009	12/31/2008
Non-accrual loans to total loans	5.92%	6.82%	6.53%	6.13%	5.54%
Non-performing loans to total loans	12.50%	12.11%	11.83%	8.29%	7.49%
Non-performing assets to total assets	12.80%	11.51%	12.30%	8.31%	7.09%
Loans over 90 days past due and still accruing to total loans	—%	—%	—%	—%	0.05%
Net charge-offs to average loans	3.55%	2.74%	1.80%	0.71%	1.14%
Allowance for loan losses to non-performing loans	24.12%	27.15%	21.49%	24.96%	20.67%
Allowance for loan losses to non-performing assets	19.69%	23.65%	18.42%	20.87%	18.16%
Allowance for loan losses to total loans	3.02%	3.29%	2.54%	2.07%	1.55%

DEARBORN BANCORP, INC. AND SUBSIDIARY
CONSOLIDATED BALANCE SHEETS

	Quarter Ended
(Dollars, in thousands)	12/31/09	9/30/09	6/30/09	3/31/09	12/31/08
ASSETS
Cash and cash equivalents
Cash and due from banks	$7,803	$17,330	$25,475	$11,881	$11,671
Federal funds sold	156	6,206	1,425	6,841	4,455
Interest bearing deposits with banks	69,538	117,732	18,454	53,262	36,876

Total cash and cash equivalents	77,497	141,268	45,354	71,984	53,002

Mortgage loans held for sale	1,129	1,449	60	3,009	1,834
Securities	46,300	13,910	4,007	45,368	84,148
Federal Home Loan Bank stock	3,698	3,698	3,698	3,614	3,614
Loans
Loans	833,136	862,664	881,818	900,055	933,269
Allowance for loan loss	(25,125)	(28,373)	(22,422)	(18,632)	(14,452)

Net loans	808,011	834,291	859,396	881,423	918,817

Bank premises and equipment, net	20,194	20,477	20,784	21,001	21,272
Other real estate	23,435	15,472	17,434	14,624	9,657
Goodwill	—	—	—	—	—
Other intangible assets	—	—	4,195	4,394	4,592
Accrued interest receivable	3,562	3,619	3,512	3,920	3,499
Other assets	12,660	8,153	31,360	24,407	21,483

Total assets	$996,486	$1,042,337	$989,800	$1,073,744	$1,121,918

LIABILITIES
Deposits
Non-interest bearing deposits	$83,873	$89,329	$83,752	$80,624	$81,317
Interest bearing deposits	784,082	815,625	729,415	826,955	857,078

Total deposits	867,955	904,954	813,167	907,579	938,395

Other liabilities
Federal funds purchased	—	—	—	—	—
Securities sold under agreements to repurchase	—	2,302	2,206	2,268	2,461
Federal Home Loan Bank advances	63,855	73,855	73,955	54,955	65,019
Other liabilities	1,685	2,380	1,104	606	1,037
Accrued interest payable	1,046	956	1,491	1,372	1,695
Subordinated debentures	10,000	10,000	10,000	10,000	10,000

Total liabilities	944,541	994,447	901,923	976,780	1,018,607

Total stockholders’ equity	51,945	47,890	87,877	96,964	103,311

Total liabilities and stockholders’ equity	$996,486	$1,042,337	$989,800	$1,073,744	$1,121,918

DEARBORN BANCORP, INC. AND SUBSIDIARY
CONSOLIDATED INCOME STATEMENT

	Quarter ended
(Dollars, in thousands)	12/31/2009	9/30/2009	6/30/2009	3/31/2009	12/31/2008
INTEREST INCOME
Interest on loans, including fees	$13,042	$13,135	$13,286	$13,810	$14,623
Interest on other earning assets	226	111	287	356	216

Total interest income	13,268	13,246	13,573	14,166	14,839

INTEREST EXPENSE
Interest on deposits	4,731	4,806	5,458	5,998	6,440
Interest on other liabilities	531	614	578	651	855

Total interest expense	5,262	5,420	6,036	6,649	7,295

Net interest income	8,006	7,826	7,537	7,517	7,544
Provision for loan loss	2,341	14,185	13,610	10,727	4,884

Net interest income (loss) after provision for loan loss	5,665	(6,359)	(6,073)	(3,210)	2,660

NON-INTEREST INCOME
Deposit service charges	412	421	412	380	431
Gain on the sale of loans	99	37	160	56	—
Loss on the sale or write-down of real estate	(249)	(793)	(1,538)	(325)	(1,808)
Other	112	(265)	395	217	72

Total non-interest income (loss)	374	(600)	(571)	328	(1,305)

NON-INTEREST EXPENSE
Salaries and employee benefits	3,317	3,159	3,208	3,290	3,236
Occupancy and equipment expense	870	903	916	934	981
Impairment of goodwill and other intangible assets	—	3,997	—	—	39,601
Other expense	3,109	3,751	2,979	2,287	2,211

Total non-interest expense	7,296	11,810	7,103	6,511	46,029

Income (loss) before income tax provision	(1,257)	(18,769)	(13,747)	(9,393)	(44,674)
Income tax provision (benefit)	(5,451)	21,276	(4,672)	(3,144)	(15,267)

Net income (loss)	$4,194	$(40,045)	$(9,075)	$(6,249)	$(29,407)

DEARBORN BANCORP, INC. AND SUBSIDIARY
CONSOLIDATED FINANCIAL DATA

	Quarter ended
(Dollars in thousands, except share and per share data)	12/31/2009	9/30/2009	6/30/2009	3/31/2009	12/31/2008
EARNINGS SUMMARY
Net interest income	$8,006	$7,826	$7,537	$7,517	$7,544
Provision for loan loss	$2,341	$14,185	$13,610	$10,727	$4,884
Total non-interest income	$374	$(600)	$(571)	$328	$(1,305)
Total non-interest expense	$7,296	$11,810	$7,103	$6,511	$46,029
Income taxes (benefit)	$(5,451)	$21,276	$(4,672)	$(3,144)	$(15,267)
Net income (loss)	$4,194	$(40,045)	$(9,075)	$(6,249)	$(29,407)
Basic earnings per share	$0.55	$(5.24)	$(1.19)	$(0.82)	$(3.77)
Diluted earnings per share	$0.55	$(5.24)	$(1.19)	$(0.82)	$(3.77)

MARKET DATA
Book value per share	$6.76	$6.23	$11.43	$12.60	$13.42
Tangible book value per share	$6.76	$6.23	$10.59	$12.26	$11.16
Market value per share	$0.46	$1.21	$1.80	$1.82	$1.66
Average basic common shares	7,645,940	7,645,940	7,644,207	7,644,188	7,796,354
Average diluted common shares	7,645,940	7,645,940	7,644,207	7,644,188	7,796,354
Period end common shares	7,687,470	7,687,470	7,687,470	7,696,204	7,696,204

PERFORMANCE RATIOS
Return on average assets	1.59%	-15.60%	-3.41%	-2.30%	-10.72%
Return on average equity	32.58%	-179.39%	-37.35%	-24.30%	-87.91%
Net interest margin (FTE)	3.14%	3.24%	3.01%	2.93%	2.96%
Efficiency ratio	84.55%	147.28%	83.53%	79.69%	572.00%

ASSET QUALITY
Net charge-offs (YTD)	$30,190	$24,600	$16,367	$6,547	$10,771
Nonperforming loans	$104,152	$104,500	$104,324	$74,654	$69,923
Other real estate	$23,435	$15,472	$17,434	$14,624	$9,657
Nonperforming loans to total loans	12.50%	12.11%	11.83%	8.29%	7.49%
Nonperforming assets to total assets	12.80%	11.51%	12.30%	8.31%	7.09%
Allowance for loan loss to total loans	3.02%	3.29%	2.54%	2.07%	1.55%

CAPITAL & LIQUIDITY
Average equity to average assets	4.88%	8.70%	9.13%	9.49%	12.20%
Tier 1 capital to risk weighted assets	7.12%	6.40%	7.32%	9.51%	9.11%
Total capital to risk weighted assets	8.37%	7.65%	8.59%	10.76%	10.37%
Loan to deposit ratio	95.99%	95.33%	108.44%	99.17%	99.45%
Loan to funding ratio	88.46%	87.04%	98.05%	92.33%	91.87%

END OF PERIOD BALANCES
Total portfolio loans	$833,136	$862,664	$881,818	$900,055	$933,269
Earning assets	$953,957	$1,005,659	$909,462	$1,012,149	$1,064,196
Total assets	$996,486	$1,042,337	$989,800	$1,073,744	$1,121,918
Deposits	$867,955	$904,954	$813,167	$907,579	$938,395
Total shareholders’equity	$51,945	$47,890	$87,877	$96,964	$103,311

AVERAGE BALANCES
Total portfolio loans	$851,447	$875,545	$897,978	$919,705	$940,195
Earning assets	$1,013,062	$958,383	$1,004,914	$1,039,618	$1,010,304
Total assets	$1,046,048	$1,018,320	$1,066,951	$1,099,573	$1,091,120
Deposits	$912,691	$841,447	$898,387	$920,113	$876,569
Total shareholders’equity	$51,066	$88,565	$97,454	$104,298	$133,081

DEARBORN BANCORP, INC. AND SUBSIDIARY
TANGIBLE ASSETS & EQUITY

	Quarter Ended
(Dollars, in thousands)	12/31/2009	12/31/2008
Average GAAP equity	$51,066	$133,081

Goodwill	—	33,288
Other intangible assets	—	9,929
Deferred taxes	—	5,872

	0	49,089

Average tangible equity	$51,066	$83,992

	Quarter Ended
	12/31/2009	12/31/2008
Average GAAP assets	$1,046,048	$1,091,120

Goodwill	—	33,288
Other intangible assets	—	9,929
Deferred taxes	—	5,872

	0	49,089

Average tangible assets	$1,046,048	$1,042,031

DEARBORN BANCORP, INC. AND SUBSIDIARY
DEPOSIT INFORMATION
(In thousands)

	December 31
Category	2009	2008
Non-interest bearing Demand	$83,873	$81,317

Interest bearing
Interest Checking	$83,087	$103,774
Money market	52,412	163,611
Savings	43,342	54,164
Time, under $100,000	301,830	211,109
Time, $100,000 and over	303,411	324,420

	784,082	857,078

	$867,955	$938,395

Dearborn Bancorp, Inc.
Loan Information at December 31, 2009

		Loan Detail					Other Related Data
		Accruing Loans					Allowance	Year to Date	Other Real
(In thousands)	12/31/09	Current	TDR	30 to 89 past due	90+ days past due	Non-Accrual	For Loan Losses	Net Charge-Offs	Estate Owned
Consumer Loans	$29,226	$27,717	$0	$270	$0	$1,239	$702	$978	$127
Commercial Loans	144,630	115,599	17,924	2,019	0	9,088	3,775	4,539	2,456
Land Development — Residential	38,472	25,499	3,038	0	0	9,935	5,298	9,334	7,853
Land Development — Non Residential	11,644	8,346	306	0	0	2,992	502	4,364	384
Commercial Construction Loans — Residential	13,287	6,767	0	596	0	5,924	1,880	1,471	2,177
Commercial Construction Loans — Non Residential	20,061	16,502	0	0	0	3,559	1,301	1,981	0
Commercial Mortgage Loans	531,156	476,583	33,543	6,449	0	14,581	10,570	6,858	9,469
Residential Mortgage Loans	44,500	42,098	0	379	0	2,023	1,097	665	969

Totals	$832,976	$719,111	$54,811	$9,713	$0	$49,341	$25,125	$30,190	$23,435

Loan Information at September 30, 2009

		Loan Detail					Other Related Data
		Accruing Loans					Allowance	Year to Date	Other Real
(In thousands)	9/30/09	Current	TDR	30 to 89 past due	90+ days past due	Non-Accrual	For Loan Losses	Net Charge-Offs	Estate Owned
Consumer Loans	$30,028	$28,383	$0	$410	$0	$1,235	$623	$547	$18
Commercial Loans	154,358	131,518	13,010	1,192	0	8,638	4,784	3,368	2,588
Land Development — Residential	44,997	29,203	1,309	0	0	14,485	5,849	7,008	4,380
Land Development — Non Residential	11,604	8,244	0	231	0	3,129	778	3,999	384
Commercial Construction Loans — Residential	15,042	9,389	98	0	0	5,555	3,485	1,270	2,002
Commercial Construction Loans — Non Residential	20,445	17,378	0	0	0	3,067	1,196	1,981	0
Commercial Mortgage Loans	539,200	481,151	31,217	6,365	0	20,467	10,775	5,743	5,340
Residential Mortgage Loans	46,990	42,877	0	1,823	0	2,290	883	684	760

Totals	$862,664	$748,143	$45,634	$10,021	$0	$58,866	$28,373	$24,600	$15,472

Loan Information at June 30, 2009

		Loan Detail					Other Related Data
		Accruing Loans					Allowance	Year to Date	Other Real
(In thousands)	6/30/09	Current	TDR	30 to 89 past due	90+ days past due	Non-Accrual	For Loan Losses	Net Charge-Offs	Estate Owned
Consumer Loans	$30,270	$29,017	$0	$214	$0	$1,039	$359	$528	$18
Commercial Loans	156,688	131,630	14,346	3,791	0	6,921	4,025	2,301	1,913
Land Development — Residential	48,454	31,199	1,309	240	0	15,706	6,114	5,280	4,103
Land Development — Non Residential	13,405	7,483	0	1,150	0	4,772	1,448	2,356	384
Commercial Construction Loans — Residential	13,125	7,846	99	103	0	5,077	2,345	1,176	2,495
Commercial Construction Loans — Non Residential	22,518	16,336	0	0	0	6,182	869	430	0
Commercial Mortgage Loans	549,275	486,038	30,960	15,969	0	16,308	6,623	3,682	7,789
Residential Mortgage Loans	48,083	46,258	0	220	0	1,605	639	614	732

Totals	$881,818	$755,807	$46,714	$21,687	$0	$57,610	$22,422	$16,367	$17,434

Dearborn Bancorp, Inc.
Loan Information at March 31, 2009

		Loan Detail					Other Related Data
		Accruing Loans					Allowance	Year to Date	Other Real
(In thousands)	3/31/09	Current	TDR	30 to 89 past due	90+ days past due	Non-Accrual	For Loan Losses	Net Charge-Offs	Estate Owned
Consumer Loans	$31,000	$29,664	$0	$208	$0	$1,128	$314	$113	$18
Commercial Loans	161,138	143,349	9,490	2,630	0	5,669	2,712	1,003	2,499
Land Development — Residential	50,028	35,850	0	2,637	0	11,541	6,113	2,881	4,431
Land Development — Non Residential	15,914	8,873	0	0	0	7,041	4,203	197	282
Commercial Construction Loans — Residential	15,687	11,730	0	0	0	3,957	2,237	64	2,785
Commercial Construction Loans — Non Residential	25,716	18,997	0	0	0	6,719	1,494	176	0
Commercial Mortgage Loans	548,692	511,915	10,016	8,649	0	18,112	1,008	2,088	3,708
Residential Mortgage Loans	51,880	49,761	0	1,138	0	981	551	25	901

Totals	$900,055	$810,139	$19,506	$15,262	$0	$55,148	$18,632	$6,547	$14,624

Loan Information at December 31, 2008

		Loan Detail					Other Related Data
		Accruing Loans					Allowance	Year to Date	Other Real
(In thousands)	12/31/08	Current	TDR	30 to 89 past due	90+ days past due	Non-Accrual	For Loan Losses	Net Charge-Offs	Estate Owned
Consumer Loans	$31,864	$30,652	$0	$127	$0	$1,085	$163	$299	$0
Commercial Loans	164,740	156,135	1,985	1,053	254	5,313	1,532	4,187	1,586
Land Development — Residential	54,323	37,044	3,843	0	0	13,436	3,663	2,636	4,089
Land Development — Non Residential	16,094	12,026	0	0	0	4,068	1,922	0	282
Commercial Construction Loans — Residential	17,296	12,524	0	0	0	4,772	1,316	801	1,975
Commercial Construction Loans — Non Residential	25,322	23,706	0	0	0	1,616	1,149	131	0
Commercial Mortgage Loans	571,204	532,977	11,937	5,583	196	20,511	4,509	2,425	1,003
Residential Mortgage Loans	52,426	51,233	0	286	0	907	198	292	722

Totals	$933,269	$856,297	$17,765	$7,049	$450	$51,708	$14,452	$10,771	$9,657